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                                  EXHIBIT 99.2

                              EMPLOYMENT AGREEMENT
                              --------------------

     This EMPLOYMENT AGREEMENT ("Agreement"), dated as of July 17, 2003, between and among THE MIIX GROUP, INCORPORATED, a Delaware corporation ("MIIX Group"), NEW JERSEY STATE MEDICAL UNDERWRITERS, INC., a New Jersey corporation ("Underwriter") (together, the "Company"), and ALLEN G. SUGERMAN (the "Employee").

                                   WITNESSETH:

     WHEREAS, MIIX Group is the parent company of Underwriter owning all of the issued and outstanding common stock of Underwriter; and

     WHEREAS, the Company deems it to be in its best interest to secure and retain for the Company the services of the Employee and the Employee desires to work for the Company upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and undertakings contained herein and intending to be legally bound hereby, the parties hereto agree, as follows:

     1. POSITION AND DUTIES. The Employee is engaged hereunder as Interim Chief Financial Officer of MIIX Group and agrees to perform the duties and services incident to that position, or such other or further duties and services of a similar nature as may be required of him by the Chief Executive Officer of MIIX Group. The Employee agrees that, if requested, he shall serve as an officer of the Company and/or of any affiliate or another company for which Underwriter is performing management services (including, without limitation, MIIX Advantage Insurance Company of New Jersey ("MIIX Advantage")), without additional compensation. The Employee shall have the power and authority as shall reasonably be required to enable him to perform his duties under this Agreement in an efficient manner. The Employee agrees to

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perform the duties and responsibilities called for hereunder to the best of his ability and to devote his full time, energies and skills to such duties and to the promotion of the business and interests of the Company and any affiliate or another company for which Underwriter is performing management services. The Employee may participate in charitable and similar activities, may be a director of a company that does not compete with the Company or any affiliate and may have business interests in passive investments which, from time to time, may require portions of his time, but such activities shall be performed in a manner consistent with his obligations hereunder.

     2. TERM OF EMPLOYMENT. The Company shall employ the Employee as Interim Chief Financial Officer for a period of one year commencing July 17, 2003 and ending July 17, 2004. Employee acknowledges that his position is temporary and not permanent and that he has no right to remain and the Company has no obligation to retain Employee in the employment of the Company after July 17, 2004.

     3.   COMPENSATION AND OTHER BENEFITS.

          3.1. BASE SALARY. The Company shall pay to the Employee for the performance of his duties hereunder, a base salary of $350,000 per annum (the "Base Salary"), payable in accordance with the Company's normal payroll practices, of which $48,000 shall be payable directly to the Employee and $302,000 shall be payable to Altila Corporation.

          3.2. CASH INCENTIVE BONUS . The Employee shall be eligible to receive an annual cash bonus of up to $225,000 pursuant to MIIX Group's Cash Incentive Plan and at the discretion of the Board of Directors of MIIX Group, based on the Company's and the Employee's achievement of specific defined goals and objectives. The Employee will participate in the Cash Incentive Plan on the same basis as similarly situated executive employees; based upon last


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year's weightings, attainment of personal goals shall determine 50% of the cash incentive bonus and attainment of corporate goals shall determine the remaining 50% of the cash incentive bonus.

     The Board shall use its reasonable judgment in determining whether such goals and objectives have been met and the amount, if any, of the bonus to be paid to the Employee. It is anticipated that any bonus will be paid on or before August 31, 2004.

          3.3. TRANSACTION BONUS . The Employee shall also be entitled to receive a transaction bonus upon the consummation of a transaction involving either a major capital infusion into MIIX Group in excess of $10 million or a sale or merger of MIIX Group in exchange for consideration in excess of the surplus of MIIX Insurance Company as stated at June 30, 2003, provided that either such transaction is initiated during the term of the Employee's employment under this Agreement and closed no later than six months thereafter. The transaction bonus the Employee will be entit led to receive upon the consummation of such a transaction shall be: (a) in the case of a capital infusion into MIIX Group, $17,500 for each $1 million in capital raised above $10 million, up to a maximum of $350,000; and (b) in the case of a sale or merger of MIIX Group, $350,000 in the event of a sale or merger for consideration of the amount above $46.5 million, the MIIX Group's estimated net book value at June 30, 2003. In the event of the consummation of a transaction or transactions involving both a capital infusion into and the sale or merger of MIIX Group the Employee shall receive only one transaction bonus which shall be the greater of the two applicable bonuses. Payment of a transaction bonus to the Employee shall be at the discretion of the Board of Directors of MIIX Group; provided, however, that if a transaction for which the Employee would be eligible to receive a transaction bonus results in a Change in Control as defined in the MIIX Group


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Employee Retention Incentive Plan, effective March 5, 2002, the transaction bonus shall be paid to the Employee.

          3.4. EMPLOYEE BENEFITS. During the term of this Agreement, the Employee shall be entitled to participate in all of the benefit programs provided to similar employees of the Company, including, without limitation, all medical, disability, dental and life insurance benefits, retirement programs, automobile expense reimbursement programs and other employee benefit programs now in existence or hereafter adopted by the Company, as such plans, programs, practices or policies may be in effect from time to time.

          3.5. VACATION. In addition to such holidays, sick leave and other paid time off as established by the Company, the Employee shall be entitled to 25 days vacatio n time in accordance with the Company's Paid Time Off policy applicable to executives, as in effect from time to time, during which his compensation shall be paid, provided, however, that the Employee may not take more than two consecutive weeks of vacatio n without the prior approval of the Chief Executive Officer of MIIX Group. Unused vacation time remaining at the end of the term of this Agreement will be paid to the Employee and shall be prorated according to Base Salary.

          3.6. REIMBURSEMENT OF EXPENSES. The Company shall reimburse the Employee for all reasonable expenses incurred by the Employee in connection with his employment hereunder, provided, however, that such expenses were incurred in conformance with the policies of the Company, as established from time to time, and the Employee submits detailed vouchers and other records reasonably required by the Company in support of the amount and nature of such expenses. Notwithstanding the foregoing, the Employee will be entitled toreimbursement for local lodging expenses at the location and at the preferred rate


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agreed to by the Company and for coach airfare expenses for weekend travel between the Company's offices and the Employee's permanent residence.

          3.7. TAXES AND WITHHOLDING. All compensation payable and other benefits provided under this Agreement shall be subject to customary withholding for income, F.I.C.A. and other employment taxes.

     4.   TERMINATION OF EMPLOYMENT.

          4.1. DEATH OF THE EMPLOYEE. The Employee's employment under this Agreement shall terminate immediately upon the Employee's death and the Employee's estate (or his beneficiary as may be appropriate) shall be entitled to receive:

               (a) the balance of his accrued and unpaid Base Salary through the date of his death,

               (b) unreimbursed authorized expenses incurred as of the date of his death,

               (c) unused accrued vacation time through the date of his death, and

               (d) any other benefits earned by the Employee and vested (if applicable) as of the date of his death under any employee benefit plan of MIIX Group or its affiliates in which the Employee participates.

          4.2. DISABILITY OF EMPLOYEE. If the Employee, in the reasonable opinion of the Company, is unable to perform his duties under this Agreement by reason of incapacity, either physical or mental, as determined in accordance with the MIIX Group of Companies Long Term Disability Group Benefit Plan (the "LTD Plan"), or similar plan which may be in effect from time to time, the Company shall have the right to terminate the Employee's employment upon written notice to the Employee, whereupon such termination shall be effective as of the date


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specified in such notice (the "Termination Date") and the Company shall have no further obligations under this Agreement, except that the Employee shall be entitled to receive:

               (a) the balance of his accrued and unpaid Base Salary through the Termination Date,

               (b) unreimbursed authorized expenses incurred as of the Termination Date,

               (c) unused, accrued vacation time through the Termination Date, and

               (d) any other benefits earned by the Employee and vested (if applicable) as of the Termination Date under any employee benefit plan of the Company or its affiliates in which the Employee participates.

          4.3. TERMINATION FOR CAUSE.

     1. For purposes of this Agreement, "for cause" shall mean the termination of the Employee's employment with the Company as a result of any of the following:

               (a) the willful engaging by the Employee in conduct which is materially injurious to or contrary to the bests interests of the Company, monetarily or otherwise;

               (b) the willful failure by the Employee to perform such duties as may be delegated or assigned to the Employee by the Chief Executive Officer of MIIX Group;

               (c) the willful failure by the Employee to follow the directives or instructions of the Chief Executive Officer of MIIX Group;

               (d) the repeated and consistent failure of the Employee to be present at work and devote his full time best efforts to the performance of his duties under this Agreement, except as set forth above in connection with the Employee's disability;


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               (e)  gross negligence in the performance of his duties on behalf of the Company;

               (f) the Employee's conviction of, or plea of no contest to, a felony or any crime involving moral turpitude; or

               (g) the commission by the Employee of an act, or the omission of an act, that would constitute a material breach of this Agreement.

     2. The Employee's employment under this Agreement shall terminate immediately upon written notice from the Company that the Company is terminating the Employee for cause. Upon the Company's termination of the Employee's employment for cause, the Employee shall be entitled to receive:

               (a) the balance of his accrued and unpaid Base Salary through the Termination Date,

               (b) unreimbursed authorized expenses incurred as of the Terminate Date,

               (c) unused, accrued vacation time through the Termination Date, and

               (d) any other benefits earned by the Employee and vested (if applicable) as of the Termination Date under any employee benefit plan of the Company or any affiliate in which the Employee participates.

          4.4. TERMINATION WITHOUT CAUSE. In the event that the Company terminates the Employee's employment without cause prior to the end of the term of this Agreement upon written notice to the Employee specifying the date of termination, the Employee shall be entitled to receive:


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               (a)  the balance of his accrued and unpaid Base Salary through the Termination Date,

               (b) unreimbursed authorized expenses incurred as of the Termination Date,

               (c)  unused, accrued vacation time through the Termination Date,

               (d) any other benefits earned by the Employee and vested (if applicable) as of the Termination Date under any employee benefit plan of the Company or any affiliate in which the Employee participates,

               (e) coverage for the Employee and his dependents (if applicable) under the standard health benefit plan of the Company in which the Employee participates through the end of the term of this Agreement,

               (f) the prorated portion of any cash bonus earned in accordance with Section 3.2 through the Termination Date, and

               (g) Base Salary, paid in accordance with the Company's normal payroll practices, through the end of the term of this Agreement, less any compensation or fees earned by the Employee (either directly or for services performed through his company) during that period of time.

          4.5. RESIGNATIONS FROM POSITIONS . The Employee specifically agrees that upon his termination of employment with the Company, whether voluntary or involuntary, his position as an officer or as a member of the Board of Directors of the Company, any affiliate or another company for which Underwriter is performing management services shall cease and this Agreement shall constitute notice of the Employee's resignation in such regard.


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     5.   SOLICITATION OF COMPANY EMPLOYEES. For the period of one year after the termination of the Employee's employment with the Company or any affiliate or another company for which Underwriter is performing management services, whether voluntary or involuntary, the Employee shall not, directly or indirectly, hire, retain or engage as a director, officer, employee, agent, consultant, advisor or in any other capacity any person or persons who are employed by the Company or any affiliate or another company for which Underwriter is performing management services or who were at any time within a period of six months immediately prior to the Termination Date employed by the Company or any affiliate or another company for which Underwriter is performing management services or otherwise interfere with the relationship between such persons and the Company or its affiliates or another company for which Underwriter is performing management services, without the express written consent of the Company.

     6.   CONFIDENTIALITY.

          6.1. DEFINITION OF "CONFIDENTIAL INFORMATION". For the purposes of this Agreement, "Confidential Information" shall mean all information about the Company or any affiliate or another company for which Underwriter is performing management services relating to any of their products or services or any phase of their operations, including, without limitation, business plans and strategies, trade secrets, marketing and distribution information, bus iness results, underwriting information and methods, identities of insureds and claims defense and recovery methods and procedures not generally known through legitimate means to any of its competitors, with which the Employee becomes acquainted during the term of his employment.

          6.2. CONFIDENTIAL TREATMENT. During the time of employment, or at any time thereafter, the Employee shall not disclose or make available to any person or entity any


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Confidential Information without the express prior written authorization of the
Company. All records, files, materials and Confidential Information obtained by the Employee in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its affiliates, as the case may be. Upon the termination of the Employee's employment with the Company or any affiliate, or at any time upon the request of the Company, the Employee (or his heirs or personal representatives, as applicable) shall deliver to the Company all documents and materials containing Confidential Information relating to the business or affairs of the Company or its affiliates or another company for which Underwriter is performing management services, or their customers or clients, and all other documents, materials and other property belonging to the Company or its affiliates or another company for which Underwriter is performing management services, or their customers or clients that are in the possession or under the control of the Employee.

     7. REMEDIES. The parties acknowledge and agree that any breach by the Employee of Sections 5 or 6 of this Agreement cannot be reasonably or adequately compensated for by damages, and that the Company shall be entitled to equitable relief by way of injunction or otherwise. In the event that the Employee breaches any of the provisions of this Agreement, the Company also shall be entitled to cease all payments and benefits under the terms of this Agreement and shall be entitled to pursue all remedies which the Company might have including, but not limited to, those contained in this Agreement.

     8. SEVERABILITY. The terms of this Agreement and each Paragraph and Section hereof shall be considered severable and the invalidity or unenforceability of any part thereof shall not affect the validity or enforceability of the remaining portions or provisions hereof.


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     9.   NOTICES. Any notice required or permitted to be given under this
Agreement shall be sufficient, if in writing and delivered by mail or overnight delivery service, to his mailing address, in the case of the Employee or to its principal office in the case of the Company.

     10. ASSIGNMENT. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns. Neither this Agreement nor any rights or interests herein or created hereby may be assigned or otherwise transferred voluntarily or involuntarily by the Employee. 11. WAIVER. The waiver by the Company or the Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach.

     12. APPLICABLE LAW. This Agreement shall be interpreted and construed under the laws of the State of New Jersey without reference to principles of conflicts of laws.

     13. JURISDICTION. Employee and the Company agree to submit to the jurisdiction of the federal and state courts in New Jersey for purposes of the enforcement of or any dispute concerning this Agreement and that any proceeding to enforce or involving any dispute concerning this Agreement shall be brought exclusively in the federal or state courts in New Jersey.

     14. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof. This Agreement may not be changed, altered or amended except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.


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     15.  COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        THE MIIX GROUP, INCORPORATED


                                        By: /s/ Patricia A. Costante
                                           ----------------------------------

                                        NEW JERSEY STATE MEDICAL
                                        UNDERWRITERS, INC.


                                        By: /s/ Allen G. Sugerman
                                           ----------------------------------

                                        _____________________________________
                                                  ALLEN G. SUGERMAN


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